Exhibit 99.1

CONTRIBUTION AGREEMENT

This Contribution Agreement is made effective as of April 22, 2014 among SUN COAL & COKE LLC, a Delaware limited liability company having an office at 1011 Warrenville Road, Suite 600, Lisle, IL 60532 (“SC&C”), SUNCOKE ENERGY PARTNERS, L.P., a Delaware limited partnership having an office at 1011 Warrenville Road, Suite 600, Lisle, IL 60532 (“SXCP”), and SUNCOKE ENERGY, INC., a Delaware corporation having an office at 1011 Warrenville Road, Suite 600, Lisle, IL 60532 (“SunCoke”).

WHEREAS, SC&C owns a thirty-five percent (35.0%) direct limited liability company interest in each of Haverhill Coke Company LLC (“Haverhill”) and Middletown Coke Company, LLC (“Middletown” and together with Haverhill, the “Operating Companies”); and

WHEREAS, SXCP owns a sixty-five percent (65.0%) direct limited liability company interest in each of the Operating Companies; and

WHEREAS, SC&C wishes to contribute to SXCP thirty-three percent (33.0%) of the limited liability company interests in each of the Operating Companies, and in exchange therefor SXCP wishes to issue and pay to SC&C the consideration contemplated herein;

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

“Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101, et seq., as amended from time to time;

“Agreement” means this Contribution Agreement;

“Assumption Agreement” means an agreement by and between SXCP and SunCoke whereby SXCP agrees to assume the payment obligations with regard to the principal amount of certain of SunCoke’s term loan debt and/or senior unsecured long-term debt specified therein;

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close;

“Closing” means the closing of the contribution of the Interests on the Closing Date, at the offices of SXCP;

“Closing Date” means the Business Day on which the Closing occurs, which shall be no later than 11:59 PM (Central Time) on the second (2nd) Business Day after the date on which the satisfaction or waiver of all of the conditions precedent to Closing set forth in Article VII occur, unless otherwise agreed by the Parties in writing;

“Code” means the Internal Revenue Code of 1986, as amended;

“Common Units” means the common units, representing limited partner interests, in SXCP;

“Consideration” shall have the meaning ascribed to such term in Section 2.2 hereof;

“General Partner” means SunCoke Energy Partners GP LLC, a Delaware limited liability company and the general partner of SXCP;

“General Partner Interest” has the meaning set forth in the First Amended and Restated Agreement of Limited Partnership of SXCP;

“Interests” means the thirty-three percent (33.0%) limited liability company interests in each of the Operating Companies held by SC&C to be conveyed hereunder;

“Material Adverse Effect” shall mean any event, change, fact, circumstance or condition that has a material and adverse effect on (a) the assets, properties, business, results of operations or condition (financial or otherwise) of Haverhill or Middletown, singly or collectively, or (b) the ability of SC&C or SXCP to consummate the transactions contemplated hereby, other than any event, change, fact, circumstance or condition arising out of or resulting from (i) any adverse change to the United States economy in general, or (ii) any adverse change to financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index);

“Omnibus Agreement” means that certain Omnibus Agreement, dated as of January 24, 2013, by and among SXCP, the General Partner and SunCoke, as amended by Amendment No. 1 thereto, dated as of March 17, 2014 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced);

“Parties” means SC&C, SXCP and SunCoke collectively, and “Party” means any of them.

“SunCoke Credit Agreement” means the Credit Agreement, dated as of July 26, 2011, among SunCoke, the lenders party thereto from time to time, The Royal Bank of Scotland PLC and Keybank National Association, as revolving facility co-documentation agents, Bank of America, N.A., as revolving facility syndication agent and term loan facility documentation agent, Credit Suisse Securities (USA) LLC, as term loan syndication agent, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the term loan facility, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the revolving facility, and J.P. Morgan Chase Bank, N.A., as administrative agent, as amended by Amendment No. 1 thereto, dated as of January 24, 2013 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced);

“SunCoke Indenture” means the Indenture by and among SunCoke, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, dated July 26, 2011 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced);

“SXCP Conflicts Committee” means the Conflicts Committee of the Board of Directors of the General Partner;

“SXCP Indenture” means the Indenture, among SXCP, SunCoke Energy Partners Finance Corp., each of the guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee, dated as of January 24, 2013 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced); and

“SXC Consent Decree” means the Consent Decree, among the United States of America, the State of Illinois and the State of Ohio, as plaintiffs, and Gateway Energy & Coke Company, LLC, Haverhill and SunCoke, as Defendants, Civil Action No: 3:13-cv-00616-DRH-SCW, in the United States District Court for the Southern District of Illinois East St. Louis Division.

Section 1.2 Headings. Headings contained in this Agreement are included solely for convenience, are not intended to be full or accurate descriptions of the content of any Section or Paragraph and shall not be considered to be part of this Agreement.

ARTICLE II

CONTRIBUTION OF INTERESTS

Section 2.1 Transfer of Interests. At Closing, SC&C shall contribute to SXCP, and SXCP shall accept and receive from SC&C, the Interests (provided, however, that two percent (2%) of the Interests shall be contributed by SC&C to SXCP on behalf of the General Partner in exchange for the GP Interest Portion of the Consideration as set forth in Section 2.2 below).

Section 2.2 Consideration. In consideration for the contribution of the Interests on the terms and subject to the conditions set forth herein, SXCP shall deliver to SC&C at the Closing an aggregate amount of cash or other consideration equal to Three Hundred Sixty-Five Million Dollars ($365,000,000), as further described below (collectively, the “Consideration”):

(a) SXCP shall issue to SC&C, by means of a private placement in accordance with Section 5.6(a) of the Partnership Agreement, 2,695,055 Common Units (the “Common Unit Portion”) having an agreed upon value of Eighty Million Twelve Dollars and Sixty-Two Cents ($80,000,012.62), based upon the average closing price of such Common Units on the New York Stock Exchange for the period of ten (10) consecutive trading days immediately prior to the execution hereof;

(b) SXCP shall pay to SC&C an amount in cash, or immediately available cash equivalents, equal to Ten Million Four Hundred Two Thousand Seven Hundred Seventy-Five Dollars and Eighty-Two Cents ($10,402,775.82); provided, however, that Seven Million Dollars ($7,000,000) of such amount will be retained by SXCP (the “Pre-Fund Amount”) in order to pre-fund certain environmental and other indemnification obligations under Article III of the Omnibus Agreement (such net $3,402,775.82 balance being the “Cash Portion”), it being understood that the environmental and other indemnification obligations of SunCoke under the Omnibus Agreement shall not decrease notwithstanding the payment of the Pre-Fund Amount; and provided further, however, that the Cash Portion may be adjusted pursuant to subsection (c)(ii) below;

(c) SXCP shall assume and discharge, pursuant to the Assumption Agreement, certain outstanding debt and other liabilities of SunCoke, aggregating Two Hundred Seventy-One Million Two Hundred Sixty-Eight Thousand Three Hundred Twenty-Nine Dollars and Six Cents ($271,268,329.06) subject to decrease pursuant to subsection (ii) below) (the “Liability Portion”), as follows:

(i) Ninety-Nine Million Eight Hundred Sixty-Eight Thousand Three Hundred Twenty-Nine Dollars and Six Cents ($99,868,329.06) principal amount of SunCoke’s outstanding indebtedness under SXC’s Tranche B Term Loan maturing on July 26, 2018 under the SunCoke Credit Agreement; and

(ii) One Hundred Sixty Million Dollars ($160,000,000) (the “Target Tender Amount”) principal amount of SunCoke’s 7.625% senior unsecured notes due August 2019 (the “Notes”); provided, however, that SXCP shall assume only the principal repayment obligations of such Notes and not any accrued interest, redemption or other premium (other than the Maximum Make-Whole Premium described below), fees, penalties or other amounts due or that may become due on such Notes. SXCP and SunCoke will retire this portion of the Notes pursuant to the Assumption Agreement by having SXCP conduct a tender offer for these Notes on terms mutually agreeable to SXCP and SunCoke. SunCoke and SC&C estimate that the applicable “make-whole” premium required to be paid by SXCP to successfully complete such tender offer will be Eleven Million Four Hundred Thousand Dollars ($11,400,000) (the “Maximum Make-Whole Premium”). Notwithstanding anything to the contrary contained in this Agreement, the Parties agree that (A) SXCP will only assume the principal repayment obligations for the Notes actually purchased by it in such tender offer and SunCoke shall cause any such Notes to be cancelled pursuant to the SunCoke Indenture at Closing, (B) if less than the Target Tender Amount is actually tendered to SXCP in such tender offer, the Cash Portion shall be increased by the shortfall in the principal amount of Notes actually tendered versus the Target Tender Amount, and the Liability Portion shall be decreased by the same amount, and (C) if the “make-whole” premium actually paid by SXCP to successfully complete such tender offer, together with any fees, costs and expenses (including legal fees) incurred by SXCP in connection with the assumption of indebtedness as described in subsections (c)(i) and (c)(ii) above exceed the Maximum Make-Whole Premium, the Cash Portion shall be decreased by such difference; and

(d) SXCP shall issue additional General Partner Interests (the “GP Interest Portion”) to the General Partner having a value of Three Million Three Hundred Twenty-Eight Thousand Eight Hundred Eighty-Two Dollars and Fifty Cents ($3,328,882.50).

Section 2.3 Registration and Wire Transfer. SXCP shall pay and deliver to SC&C the Consideration by:

(a) registering the Common Unit Portion of the Consideration in the name of SC&C on SXCP’s books and records;

(b) wire transferring the Cash Portion of the Consideration in immediately available funds to the account or accounts designated by SC&C;

(c) satisfying and discharging the assumed debt obligations of the Liability Portion of the Consideration in accordance with Section 2.2(c) and the terms and provisions of the Assumption Agreement; and

(d) recording the GP Interest Portion of the Consideration in the name of the General Partner on SXCP’s books and records.

Section 2.4 Delivery of Title. Promptly upon receipt of the Consideration, SC&C shall deliver to SXCP any documents of title for the Interests evidencing ownership thereof in the name of SXCP, and otherwise do all things necessary to have the Interests transferred to SXCP and reflected on the books and records of the Operating Companies.

Section 2.5 Federal Income Tax Treatment. The Parties agree that the contribution of the Interests shall, for all U.S. federal income tax purposes (and for any applicable state or local tax purposes that follow the U.S. federal income tax treatment) unless otherwise required by applicable law, be treated as a transaction consistent with the requirements of Section 721(a) of the Code subject to the requirements of Section 707 of the Code and (i) SXCP’s payment of the Cash Portion to SC&C shall be treated as a reimbursement of capital expenditures satisfying the requirements of Treasury Regulations Section 1.707-4(d), and (ii) SXCP’s assumption of the Liability Portion shall be treated as an assumption of “qualified” liabilities within the meaning of Treasury Regulations Section 1.707-5(a)(6).

Section 2.6 SunCoke Obligations. For the avoidance of doubt, SunCoke hereby agrees and confirms that its obligations under Articles III and IV of the Omnibus Agreement shall remain in full force and effect, and that SunCoke’s obligations to “make the Partnership Group whole” as set forth in Articles III and IV of the Omnibus Agreement shall apply with respect to the entire 98% interest in the Operating Companies that will be held by the Partnership following the Closing.

Section 2.7 Amendment to Omnibus Agreement. At Closing, SunCoke and SXCP shall execute and deliver an amendment to the Omnibus Agreement that amends Schedule 3.1 thereto to include reference to all environmental notices of violation relating to the Operating Companies or their subsidiaries with respect to matters arising prior to the closing of the initial public offering of common units in SXCP.

ARTICLE III

THE CLOSING

The Closing of the transactions contemplated by this Agreement shall be held at the offices of SXCP and shall occur no later than 11:59 PM (Central Time) on the second (2nd) Business Day after the date on which the satisfaction or waiver of all of the conditions precedent to the Closing set forth in Article VI occur, unless otherwise agreed by the Parties in writing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SC&C and SUNCOKE

SC&C and SunCoke make the following representations and warranties to SXCP, and acknowledge that SXCP is relying on these representations and warranties in entering into this Agreement and the Assumption Agreement:

Section 4.1 Organization and Good Standing. SC&C is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware. SunCoke is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

Section 4.2 Due Authorization. SC&C has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations hereunder; the execution and delivery of this Agreement have been duly authorized by all necessary limited liability company action; and this Agreement has been duly executed by SC&C. SunCoke has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations hereunder; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action; and this Agreement has been duly executed by SunCoke.

Section 4.3 No Consents. No consent, approval or authorization of any third party, including any governmental agency or authority or creditor, or any stockholder of SunCoke, is required for the execution or delivery by SC&C or SunCoke of this Agreement, or for the consummation by SC&C or SunCoke of the transactions contemplated by this Agreement, and the execution and delivery of this Agreement and the performance of the transactions contemplated hereby do not violate, conflict with, or cause a default under any contract, agreement, document, or instrument, or any law, rule, regulation or any judicial or administrative decision to which SC&C, SunCoke or the Interests may be subject (including the SunCoke Indenture, the SunCoke Credit Agreement or the SunCoke Consent Decree), or that would create a lien, security interest, encumbrance or restriction of any kind upon the Interests.

Section 4.4 Title to Interests. SC&C is, and SXCP shall become, on receipt of the Interests and payment therefor in accordance with this Agreement at the Closing, the owner of the Interests, with good and marketable title to the Interests, free and clear of any title defects, mortgages, pledges, security interests, liens, charges, encumbrances or rights or claims of others of any kind whatsoever.

Section 4.5 Securities Representations. SC&C is acquiring the Common Unit Portion of the Consideration solely for the account of SC&C, and the General Partner is acquiring the GP Interest Portion of the Consideration solely for the account of the General Partner, and in each case not with a view to, or for resale in connection with, a distribution of all or any part of the Common Units or the General Partner Interests. SC&C and SunCoke acknowledge and understand that the Common Units and the General Partner Interests to be issued pursuant to this Agreement have not been registered with the U.S. Securities and Exchange Commission or any non-U.S. securities commission or agency, and therefore are subject to resale restrictions. SC&C and SunCoke agree to the placement of a legend on any Common Unit certificate or on the records of the transfer agent to the effect that the Common Units may not be sold without registration with the U.S. Securities and Exchange Commission or an exemption from registration.

Section 4.6 SunCoke Credit Agreement and Indenture Representations and Warranties.

(a) SC&C, SXCP and the Operating Companies are Unrestricted Subsidiaries as defined in the SunCoke Credit Agreement and the SunCoke Indenture, and the Operating Companies are not Guarantors (as defined under the SunCoke Indenture and the SunCoke Credit Agreement) under either the SunCoke Indenture or the SunCoke Credit Agreement.

(b) SunCoke is not in breach of the SunCoke Credit Agreement and no Event of Default (as defined in the SunCoke Credit Agreement) has occurred under the SunCoke Credit Agreement, and no such breach or Event of Default shall occur as a result of the execution and delivery by SunCoke of this Agreement or the performance by SunCoke or SC&C of their obligations hereunder.

(c) SunCoke is not in breach of the SunCoke Indenture and no Event of Default (as defined in the SunCoke Indenture) has occurred under the SunCoke Indenture, and no such breach or Event of Default shall occur as a result of the execution and delivery by SunCoke of this Agreement or the performance by SunCoke or SC&C of their obligations hereunder.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SXCP

SXCP makes the following representations and warranties to SC&C, and acknowledges that SC&C is relying on these representations and warranties in entering into this Agreement:

Section 5.1 Organization and Good Standing. SXCP is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware.

Section 5.2 Due Authorization. SXCP has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations hereunder; the execution and delivery of this Agreement has been duly authorized by all necessary partnership action on the part of SXCP; and this Agreement has been duly executed by SXCP.

Section 5.3 No Consent. No consent, approval or authorization of any third party is required for consummation by SXCP of the transactions contemplated by this Agreement, and the execution and delivery of this Agreement and the performance of the transactions contemplated hereby do not violate, conflict with, or cause a default under any contract, agreement, document, or instrument, any law, rule, regulation or any judicial or administrative decision to which SXCP may be subject.

Section 5.4 Title to Common Units and GP Interest. Upon the Closing and payment of the Consideration in accordance with the terms of this Agreement:

(a) good and marketable title to all of the Common Unit Portion of the Consideration, free and clear of all mortgages, liens, security interests, pledges, charges, encumbrances or claims of any kind will be sold to and vest in SC&C, and the Common Units included in the Common Unit Portion of the Consideration will be duly authorized and validly issued, fully paid and non-assessable (except as such non-assessability may be limited by Sections 17-303, 17-607 and 17-804 of the Act), and will not have been issued in violation of any preemptive or similar rights, and

(b) the GP Interest Portion of the Consideration will vest in the General Partner, free and clear of any title defects, mortgages, pledges, security interests, liens, charges, encumbrances or rights or claims of any kind whatsoever (other than, in each case, as set forth in the First Amended and Restated Agreement of Limited Partnership of SXCP or under the Act).

ARTICLE VI

CONDITIONS PRECEDENT TO

CONSUMMATION OF THE CLOSING

Section 6.1 Conditions Precedent to Each Party’s Obligations to Closing. The respective obligations of each Party to consummate the transactions contemplated by this Agreement on the Closing Date are subject to the satisfaction (or waiver) at or prior to the Closing of the following conditions precedent:

(a) no order, decree or injunction shall have been issued, enacted, entered, promulgated or enforced by any statute, rule, regulation, non-appealable judgment, court or governmental authority of competent jurisdiction which prohibits or restricts the consummation of the transactions contemplated by this Agreement;

(b) there shall not have been instituted, threatened or be pending any action, proceeding or investigation (whether formal or informal) (or there shall not have been any material adverse development with respect to any action or proceeding currently instituted, threatened or pending) before or by any court, governmental, regulatory or administrative agency or instrumentality, or by any other person, in connection with the transactions contemplated by this Agreement that either (i) is, or is reasonably likely to be, materially adverse to the transactions contemplated by this Agreement, or (ii) will or is reasonably likely to prohibit, prevent, restrict or delay consummation of this Agreement;

(c) all required consents (if any) shall have been obtained on terms and conditions reasonably acceptable to SXCP;

(d) SXCP and SunCoke shall have executed an Assumption Agreement in form and content satisfactory to each of them; and

(e) No Material Adverse Effect shall have occurred.

Section 6.2 Conditions Precedent to Obligations of SXCP. The obligation of SXCP to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the satisfaction (or waiver by SXCP) at or prior to the Closing of the following conditions precedent:

(a) the representations and warranties of SC&C and SunCoke contained in Article IV of this Agreement shall have been true and correct when made, and shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as of such certain date), and SC&C SunCoke shall have delivered to SXCP a certificate to such effect dated as of the Closing Date and executed on behalf of each of SC&C and SunCoke by a duly authorized officer thereof;

(b) the covenants and agreements of SC&C and SunCoke to be performed on or prior to the Closing shall have been duly performed in all material respects, and SXCP shall have received a certificate to such effect dated the Closing Date and executed on behalf of each of SC&C and SunCoke by a duly authorized officer thereof;

(c) SXCP shall have received each of the deliveries of SC&C and SunCoke set forth in Sections 2.1, 2.4 and 2.7, and such other documents or instruments as SXCP may reasonably request consistent with SC&C’s and SunCoke’s obligations under this Agreement;

(d) SXCP shall have consummated, on terms and conditions satisfactory to it, a public equity offering and a private placement of long-term debt;

(e) If SXCP has launched, prior to Closing, the tender offer contemplated by Section 2.2(d), such tender offer shall have completed and funding shall have occurred, and all deliveries required thereunder shall have been delivered; and

(f) The Conflicts Committee of the Board of Directors of the General Partner shall have received the written opinion of Tudor, Pickering, Holt & Co. that the Consideration is fair, from a financial point of view, to SXCP and its subsidiaries taken as a whole.

Section 6.3 Conditions Precedent to Obligations of SC&C. The obligation of SC&C and SunCoke to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the satisfaction (or waiver by SC&C) at or prior to the Closing of the following conditions precedent:

(a) the representations and warranties of SXCP contained in Article V of this Agreement shall have been true and correct when made, and shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as of such certain date), and SXCP shall have delivered to SC&C a certificate to such effect dated as of the Closing Date and executed on behalf of SXCP by a duly authorized officer of the General Partner;

(b) the covenants and agreements of SXCP to be performed on or prior to the Closing shall have been duly performed in all material respects, and SC&C shall have received a certificate to such effect dated the Closing Date and executed on behalf of SXCP by a duly authorized officer of the General Partner; and

(c) SC&C shall have received each of the deliveries of SXCP set forth in Sections 2.2 and 2.3 hereof, and such other documents or instruments as SC&C may reasonably request consistent with SXCP’s obligations under this Agreement.

ARTICLE VII

NO COMMISSION; SURVIVAL; INDEMNIFICATION

Section 7.1 No Fees or Commissions. Each Party represents and warrants to the other Party that no individual, partnership, or corporation is entitled to a brokerage commission, finder’s fee or other like payment in connection with the contribution of the Interests, except for any compensation that may become payable to Tudor, Pickering, Holt & Co., in its capacity as independent financial advisor to the SXCP Conflicts Committee.

Section 7.2 No Expiration. All representations and warranties made herein shall survive the Closing without expiration.

Section 7.3 Breaches by SXCP. To the fullest extent permitted by law, SXCP agrees to indemnify and hold SC&C harmless from any and all losses, damages, claims, actions and proceedings, including any reasonable legal or other expenses, arising out of any breach of any representation or warranty made by SXCP herein.

Section 7.4 Breaches by SC&C. To the fullest extent permitted by law, SC&C and SunCoke agree to indemnify and hold SXCP harmless from any and all losses, damages, claims, actions and proceedings, including any reasonable legal or other expenses, arising out of any breach of any representation or warranty made by SC&C or SunCoke herein.

Section 7.5 Tender Offer. To the fullest extent permitted by law, SunCoke agrees to indemnify and hold harmless SXCP, and its directors, officers, employees and agents, from any and all losses, damages, claims, actions and proceedings, including any reasonable legal or other expenses, arising out of any tender offer for Notes conducted by SXCP as contemplated by Section 2.2(d), including all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 or the Securities and Exchange Act of 1934, or other United States federal or state statutory law or regulation, at common law or otherwise, including those arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any offer to purchase relating to the Notes, in any amendment thereof or supplement thereto, or in any reports or filings of SunCoke required by the Securities Act of 1933 or the Securities and Exchange Act of 1934, or other United States federal or state statutory law or regulation, at common law or otherwise, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and SunCoke agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity provision will be in addition to any liability which SunCoke may otherwise have.

ARTICLE VIII

NOTICES

Section 8.1 Notices. Any notice, direction or other instrument required or permitted to be given by either Party under this Agreement shall be in writing and shall be sufficiently given if delivered personally, sent by prepaid first class mail or transmitted by facsimile or other form of electronic communication during the transmission of which no indication of failure of receipt is communicated to the sender:

(a)	in the case of a notice to SC&C at:

1011 Warrenville Road, Suite 600

Lisle, IL 60532 Attn: General Counsel

(b)	in the case of a notice to the SXCP at:

1011 Warrenville Road, Suite 600

Lisle, IL 60532 Attn: General Counsel

with a copy to:

1011 Warrenville Road, Suite 600

Lisle, IL 60532 Attn: Conflicts Committee Chair

ARTICLE IX

GENERAL

Section 9.1 Expenses. Except as otherwise agreed in writing by the Parties, costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions contemplated under this Agreement shall be paid by the Party incurring such expenses.

Section 9.2 Assignment/Successors and Assigns. Neither this Agreement nor any rights or obligations under this Agreement shall be assignable by either Party without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Subject to that condition, this Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, successors (including any successor by reason of amalgamation of any Party) and permitted assigns.

Section 9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.

Section 9.4 Further Assurances. Each Party agrees that upon the written request of the other Party, it will do all such acts and execute all such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of all such acts and will cause the execution of all such further documents as are within its power to cause the doing or execution of, as the other Party may from time to time reasonably request be done and executed as may be required to consummate the transactions contemplated under this Agreement, or as may be necessary or desirable to effect the purpose of this Agreement or any document, agreement or instrument delivered under this Agreement and to carry out their provisions or to better or more properly or fully evidence or give effect to the transactions contemplated under this Agreement.

Section 9.5 Public Notices. All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by SC&C and SXCP, and no Party shall act unilaterally in this regard without the prior approval of the other Party (such approval not to be unreasonably delayed or withheld), except where required to do so by law or by the applicable regulations or policies of any regulatory agency of competent jurisdiction or any stock exchange.

Section 9.6 Counterparts. This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, and all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the date first written above.

SUN COAL & COKE LLC

By	/s/ Michael J. Thomson
	Name:	Michael J. Thomson
	Title:	President

SUNCOKE ENERGY, INC.

	By	/s/ Frederick A. Henderson
	Name:	Frederick A. Henderson
	Title:	Chairman and Chief Executive Officer

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC, its general partner

	By	/s/ Frederick A. Henderson
	Name:	Frederick A. Henderson
	Title:	Chairman and Chief Executive Officer

[Signature Page to Contribution Agreement]